UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 11, 2006

PAIVIS, CORP.
(Exact name of registrant as specified in its charter)

Nevada	00030074	86-0871787
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

#400 - 3475 Lenox Road, Atlanta Georgia 30326
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (404-601-2885)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement

This Current Report on Form 8-K/A amends the Current Report filed by the Registrant on April 25, 2006. On April 21, 2006, APO Health, Inc., a Nevada corporation (“APO”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with APO Health Acquisition Corp, Inc., a Nevada corporation and wholly-owned subsidiary of APO (“APO Acquisition”), and Jupiter Global Holdings, Corp., a Nevada corporation (“Jupiter”). The Merger Agreement provided that upon the terms and subject to the conditions set forth in the Merger Agreement, APO Acquisition will merge with and into Jupiter, with Jupiter being the surviving corporation and a wholly-owned subsidiary of APO.

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 11, 2006, the above-referenced parties to the Agreement and Plan of Merger consummated the Merger Agreement and the Merger Agreement became effective as of May 11, 2006, the date that the Articles of Merger were accepted for filing by the Nevada Secretary of State. As of May 11, 2006, APO changed its name to PAIVIS, Corp. (“PAIVIS”).

As of May 11, 2006, each share of Common Stock of Jupiter issued and outstanding immediately prior to the Effective Time of the Merger Agreement was converted into and become a right to receive 0.46232085067036500 of a share of common stock of APO (the “Conversion Price”), and are automatically canceled and retired and cease to exist as of the Effective Time of the Merger. Although the Effective Date of the Merger was May 11, 2006, trading in the common shares of Jupiter did not cease until May 18, 2006, resulting in the Registrant’s conclusion that the actual date that Merger Shares were to issue to Jupiter shareholders, was May 18, 2006

The Merger Agreement provides that the Shares of Common Stock to be received by Jupiter (now PAIVIS) shareholders will not be registered under the Securities Act of 1933, or the securities laws of any state, and absent an exemption from registration contained in such laws, cannot be transferred, hypothecated, sold or otherwise disposed of until; (i) a registration statement with respect to such securities is declared effective under the Securities Act of 1933, or (ii) PAIVIS receives an opinion of counsel for PAIVIS that an exemption from the registration requirements of the Securities Act is available.

A copy of the Merger Agreement is filed as Exhibit 10.1 to Form 8-K filed by APO on April 25, 2006 and is incorporated by reference herein. The foregoing summary of the Merger Agreement is qualified by the Merger Agreement in its entirety.

Item 3.02 Unregistered Sales of Equity Securities

On May 18, 2006, and pursuant to the consummation of the Merger Agreement, the Registrant agreed to issue 4,623,208,507 Common Shares (the “Shares”) to the shareholders of Jupiter as of the effective date of the Merger Agreement, subsequently determined to be May 18, 2006. The Common Shares were to issue under the Merger Agreement as  restricted securities and were exempt from registration under § 5 of the Securities Act of 1933, as the issuances are deemed exempt from registration under §3(a)(9), §4(1) and 4(2) of the Securities Act of 1933.

Item 7.01    Regulation FD Disclosure.

The information set forth under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in any such filing. Attached hereto as Exhibit 99.1 is a Press Release issued by the Registrant on May 15, 2006 regarding the consummation and effectiveness of the Merger Agreement.

Item 9.01    Financial Statements and Exhibits.
 (a) Financial Statements of Businesses Acquired.
The financial statements required by this Item 9.01 are included in the Exhibits of this filing.

 (b) Pro Forma Financial Information.
The pro forma financial information required by this Item 9(b) are included in the Exhibits of this filing.

(c) Exhibits

Exhibit Number	Description

2.1	Merger Agreement dated April 21, 2006 filed on April 25, 2006 incorporated by reference
9.1	Audited Financial Statements of Businesses Acquired.
9.2	Pro Forma Financial Information.
99.1	Press Release dated May 15, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAIVIS, CORP.
Dated: June 25, 2007	A

	By:	/s/ Gregory Bauer
_______________________________ Gregory Bauer, President and CEO
Pr